JPMORGAN INSURANCE TRUST

(the “Trust”)

JPMorgan Insurance Trust Equity Index Portfolio

(All Share Classes)

Supplement dated September 15, 2014

to the Summary Prospectus dated May 1, 2014, as supplemented

Upcoming Portfolio Manager Change. Dr. Bala Iyer will be retiring from J.P. Morgan Investment Management Inc. on October 31, 2014. Dr. Iyer will continue to serve on the portfolio management team of the JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) until his retirement. As previously announced, the Board of Trustees of the Trust approved the liquidation of the Portfolio and the Portfolio is still scheduled to be liquidated on or about December 12, 2014.

Effective November 1, 2014, the portfolio manager information for the Portfolio in the section titled “Management” in the Portfolio’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Advisor
Michael Loeffler	2004	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-JPMIT-914